U.S. SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported):  November 14, 2003
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                                 ASPENBIO, INC.
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               (Exact Name of Registrant as Specified in Charter)


Commission file number: 0-50019
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         Colorado                                         84-1553387
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(State or other jurisdiction                (I.R.S. Employer Identification No.)
of incorporation or organization)


1585 S. Perry Street, Castle Rock, CO                                   80104
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(Address of principal executive offices)                              (Zip Code)


                                 (303) 794-2000
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               Registrant's telephone number, including area code

                                 AspenBio, Inc.

Information to be Included In the Report

Item 7.  Financial Statements and Exhibits.

(c) Exhibits.

     99.1 News Release, dated November 14, 2003.

Item 12.  Results of Operations and Financial Condition.

     On November 14, 2003, the Company issued a news release, a copy of which is attached hereto as Exhibit 99.1.

                                   SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                 AspenBio, Inc.
                                 (Registrant)


Date: November 14, 2003         /s/ Roger D. Hurst
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                                Roger D. Hurst
                                President